UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                  June 4, 2003
                                  ------------
                Date of Report (Date of earliest event reported)


                                    000-28947
                                    ---------
                             Commission File Number


                                 SPACEDEV, INC.
                                 --------------
             (Exact name of registrant as specified in its charter)

     Colorado
     --------
84-1374613
----------
(State  or other jurisdiction of                                (I.R.S. Employer
Identification  No.)
incorporation  or  organization)

                   13855 Stowe Drive, Poway, California 92064
                   ------------------------------------------
                    (Address of principal executive offices)

                                 (858) 375-2030
                                 --------------
                (Issuer's telephone number, including area code)

                                       N/A
                                       ---
    (Former name, former address and former fiscal year, if changed since last report)

ITEM  4.     CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT
             -------------------------------------------------

     (a)  Previous  independent  accountants

          (i) Effective June 2, 2003, SpaceDev, Inc. ("SpaceDev" or "Registrant"), confirmed with its auditors, Nation Smith Hermes Diamond, P.C., "Nation Smith"), that the firm would no longer be representing the Registrant as its accountants. As of that date, Registrant informed Nation Smith that it was engaging a new audit firm as the Registrant's accountants.

          (ii) Nation Smith last reported on Registrant's financial statements as of February 13, 2003. SpaceDev's financial statements for fiscal year 2002, as audited by Nation Smith, did not contain any adverse opinion or disclaimer of opinion, nor were they modified as to uncertainty, audit scope or accounting principles.

          (iii) The change of independent accountants was ratified by the Board of Directors of SpaceDev on June 3, 2003.

          (iv) During SpaceDev's fiscal year 2002 and the subsequent interim period through June 2, 2003, there were no disagreements with Nation Smith on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved, to Nation Smith's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

          (v) During fiscal year 2002 and the subsequent interim period through June 2, 2003, there have been no reportable events (as defined in Regulation S-K
Item  304(a)(1)(v)).

     (a) During fiscal year 2002 and the subsequent interim period through June 2, 2003, Nation Smith did not advise SpaceDev that the internal controls necessary for the registrant to develop reliable financial statements do not exist.

     (b) During fiscal year 2002 and the subsequent interim period through June 2, 2003, Nation Smith did not advise SpaceDev that any information had come to their attention which had led them to no longer be able to rely on management's representation, or that had made Nation Smith unwilling to be associated with the financial statements prepared by management.

     (c) During fiscal year 2002 and the subsequent interim period through June 2, 2003, Nation Smith did not advise SpaceDev that the scope of any audit needed to be expanded significantly or that more investigation was necessary.

     (d) During fiscal year 2002 and the subsequent interim period through June 2, 2003, Nation Smith did not advise SpaceDev that there was any information which the accountants concluded would materially impact the fairness and reliability of either (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the accountant's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements.

          (vi) The Registrant has requested that Nation Smith furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated June 4, 2003, is filed as Exhibit 16.1 to this Form 8-K.

     (b)  New  independent  accountants

The Registrant has engaged PKF, Certified Public Accountants, A Professional Corporation ("PKF") as its new independent accountant on June 2, 2003. Prior to June 2, 2003, the Registrant had not consulted with PKF regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, and no written report or oral advice was provided to the Registrant by PKF concluding there was an important factor to be considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

ITEM  7.     FINANCIAL  STATEMENT  AND  EXHIBITS
             -----------------------------------

     (c)  The  following  documents  are  filed  herewith  as  exhibits:

     Exhibit  16.1  Letter  from  Nation  Smith  dated  June  4,  2003.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  June  4,  2003

SPACEDEV,  INC.

/s/  Richard  B.  Slansky
-------------------------
Richard  B.  Slansky,
Chief  Financial  Officer